SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                            DRAGON PHARMACEUTICAL INC
               (Exact Name of Registrant as Specified in Charter)


            Florida                       0-27937               65-0142474
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


        1055 Hastings Street, Suite 1900              V6E 2E9
          Vancouver, British Columbia                (Zip Code)
    (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (604) 669-8817

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press release dated April 22, 2004

Item 12. Results of Operations and Financial Condition

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on April 22, 2004 announcing and summarizing its financial results for the three and twelve-month period ending December 31, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DRAGON PHARMACEUTICAL INC.

Date: April 29, 2004                  By:   /s/  Matthew Kavanagh
                                            ------------------------------------
                                      Name:         Matthew Kavanagh
                                      Title:  Director of Finance and Compliance
                                             (Principal Financial and Accounting
                                                         Officer)